                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K
               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



                       Date of Report: December 22, 1999


                            COLORADO MEDTECH, INC.
                            ----------------------
            (Exact name of registrant as specified in its charter)


        Colorado                  000-12471              84-0731006
----------------------------   ----------------         ------------------
(State or other jurisdiction   (Commission File          I.R.S. Employer
     of incorporation)             Number)              Identification No.)

                              6175 Longbow Drive
                            Boulder, Colorado 80301
                            -----------------------
         (Address, including zip code, of principal executive offices)


                                (303) 530-2660
                                --------------
             (Registrant's telephone number, including area code)

Item 5.    Other Events.

     Colorado MEDtech, Inc. issued a press release regarding its expected second quarter results. The text of the press release is attached hereto as Exhibit 99.1.

Item 7.    Financial Statement and Exhibits.

     (c)   Exhibits.

     No.   Description
     ---   -----------

     99.1  Press release dated December 22, 1999

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     DATED, this 22nd day of December, 1999.


                              COLORADO MEDTECH, INC.


                              By:  /s/ John V. Atanasoff
                                   -------------------------------
                                    John V. Atanasoff, II
                                    Chief Executive Officer

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